UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

RURAL/METRO CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-22056	86-0746929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9221 East Via de Ventura

Scottsdale, Arizona

85258

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (480) 606-3886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 8, 2010, Rural/Metro Corporation (the “Company”) issued a press release announcing the Company’s unaudited results for the quarter ended September 30, 2010. The full text of the Company’s press release is attached hereto as Exhibit 99.1. The press release contains forward-looking statements regarding the Company.

The Company provides all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement its consolidated financial statements presented in accordance with GAAP, the Company is also providing in the attached press release data relating to non-GAAP EBITDA (earnings before interest, taxes, depreciation and amortization) from continuing operations. EBITDA from continuing operations is not intended to replace or be displayed more prominently than the Company’s GAAP measurements. The Company has included information concerning this non-GAAP information in the release, including a reconciliation of such information to the most comparable GAAP measures, the reasons why the Company believes such information is useful to investors, and the Company’s use of such information for additional purposes.

Item 8.01	Other Information.

The Company also announced in the same press release that it has revised the manner in which it intends to refinance its outstanding indebtedness. The Company intends to negotiate a new credit facility to replace its existing secured revolving credit, term loan and letter of credit facilities, and to finance the redemption of the Company’s outstanding 12 3/4% Senior Discount Notes due 2016 (the “Outstanding Notes”). The Company’s previously announced offer of $200 million principal amount of Senior Notes due 2018 will not be pursued, and the Company has notified the holders which have tendered the Outstanding Notes in connection with the Company’s tender offer and consent solicitation that they are permitted to withdraw such tender and consent during a period commencing today and ending at 5:00 pm New York City time on November 11, 2010. In addition, the Company announced that it will waive the minimum consents condition in connection with the tender offer and consent solicitation. The foregoing description is qualified by the description of the revised refinancing in the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 8, 2010.

The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or Securities Act, as amended, except to the extent specifically provided in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: November 8, 2010	By:	/S/ MICHAEL P. DIMINO
Michael P. DiMino President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 8, 2010.